Note 10 - Retirement Plans - Other Changes in Plan Assets and Benefit Obligation (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Net actuarial (gain) loss	$ (28,270)	$ (22,559)	$ 6,792
Prior service cost	(1)	(8)	(65)
Actuarial loss	0	(750)	(220)
Total recognized in other comprehensive income	$ (28,271)	$ (23,317)	$ 6,507